UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2021 (November 30, 2021)

Integrated Rail and Resources Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6100 Southwest Boulevard, Suite 320 Fort Worth, Texas 76109		76109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 737-5885

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	IRRXU	The New York Stock Exchange
Shares of Class A common stock, par value $0.0001 per share, included as part of the units	IRRX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share, included as part of the units	IRRXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

The information set forth under Item 5.02 below is incorporated in its entirety herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2021, the board of directors of Integrated Rails and Resources Acquisition Corp. (the “Company”) appointed Henry N. Didier, Jr. to the position of Vice President for Investor Relations. In connection with his appointment as an officer of the Company, the Company entered into both an Indemnity Agreement and a letter agreement with Mr. Didier. The Indemnity Agreement contractually obligates the Company to indemnify, hold harmless, exonerate and to advance expenses on behalf of Mr. Didier to the fullest extent permitted by applicable law, so that he will serve the Company free from undue concern that he will not be so protected against liabilities. The letter agreement with Mr. Didier describes certain obligations to be undertaken by Mr. Didier as an officer of the Company in relation to the Company’s obligation’s to the underwriter, Stifel, Nicolaus & Company, Incorporated, and the Company’s sponsor, DHIP Natural Resources Investments, LLC. Both the Indemnity Agreement and the letter agreement are substantially similar to those agreements entered into by the Company’s other officers and directors in relation to the Company’s initial public offering of securities.

Item 9.01. Exhibits.

Exhibit No.	Description

10.1	Letter agreement among the Registrant, Henry N. Didier, Jr., and DHIP Natural Resources Investments, LLC

10.7	Indmenity Agreement by and between the Registrant and Henry N. Didier, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

By:	/s/ Richard Bertel
Name: Richard Bertel
Title: Chief Executive Officer

Dated: December 2, 2021